UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PRIMARY BUSINESS SYSTEMS, INC. 433 KITTY HAWK DRIVE UNIVERSAL CITY, TEXAS 78148
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PRIMARY BUSINESS SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

Amanda Sinclair, Secretary
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Primary Business Systems, Inc.

433 Kitty Hawk Drive

Suite 226

Universal City, Texas 74148

August 19, 2004

Dear Stockholder:

We cordially invite you to attend the annual meeting of stockholders of Primary Business Systems, Inc (the “Company”).  The annual meeting will be held at the Plaza Club, 100 W Houston St, San Antonio, TX 78205 (tel.(210) 227-4191 on September 21, 2004 at 1:00 p.m. local time.  The agenda for the meeting is as follows:

1.                                       To elect three (3) directors to our Board of Directors to hold office until the next annual meeting of shareholders.

2.                                       To consider and vote upon a proposal to adopt an Employee Stock Option Plan to provide for the grant of options to purchase up to 3,000,000 shares of the Company’s Common Stock;

3.                                       To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on August 9, 2004 as the record date for the meeting and only holders of shares of record at that time are entitled to notice of and vote at the meeting or any adjournment of the meeting.

You are cordially invited to attend the meeting.  Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting.  If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so.  Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Annual Meeting of Shareholders.

By Order of the Board of Directors

Amanda Sinclair,
Secretary

Dated: August 19, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.  NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

PRIMARY BUSINESS SYSTEMS, INC

433 Kitty Hawk Dr., Suite 226

Universal City, Texas 78148

PROXY STATEMENT FOR THE COMPANY’S

ANNUAL MEETING OF STOCKI1OLDERS

TO BE HELD ON SEPTEMBER 21, 2004

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposal on which our board of directors would like you, as a stockholder, to vote at the annual meeting of the stockholders of the Company, which will take place on September 21, 2004 at 1:00 local time at the Plaza Club, 100 W Houston St, San Antonio, TX 78205 (tel.(210) 227-4191.  It also gives you information on this proposal so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about August 19, 2004 to all stockholders of record entitled to vote at the annual meeting.

In this proxy statement, we refer to Primary Business Systems, Inc., as the “Company”, “we”, “us” or “our.”

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of common stock on August 9, 2004 may attend and vote at the annual meeting. Each share is entitled to one vote. There were 86,278,297 shares of the Company*s common stock outstanding on August 9, 2004. All shares of common stock shall vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Voting Securities and Ownership of Certain Beneficial Owners and Management” on page eight (8) of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Amanda Sinclair, Secretary of the Company, and/or Patrick Matthews, Chairman of the Company, as your representative at the annual meeting.  By completing and returning the proxy card, you are authorizing these persons to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, it is a good idea to complete and return your proxy card before the annual meeting date just in case your plans change. If a proposal comes up for vote at the annual meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on the election of board of directors and on the adoption of an employee stock option plan.

We will also transact any other business that properly comes before the annual meeting.

How does the board of directors recommend that I vote?

Our board of directors unanimously recommends that the shareholders vote “for” the nominees for director and “for” the proposal to adopt the Stock Option Plan.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held record and those owned beneficially.

Stockholder of Record

If on August 9, 2004 your shares were registered directly in your name with our transfer agent, Registrar and Transfer Company, you are a stockholder of record who may vote at the annual meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If on August 9, 2004, your shares are held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting.  However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the annual meeting.

How do I Vote?

(1)   You may vote by mail.

You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

•                                                                                          as you instruct, and

•                                                                                          according to the best judgment of the proxies if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•                                                                                          for the three (3) nominees to the board, all of whom are presently serving on the board;

•                                                                                          to approve the adoption of the employee stock option plan, and

•                                                                                          according to the best judgment of Mrs. Sinclair if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

(2)                                  You may vote in person at the annual meeting.

We will pass out written ballots to anyone who wants to vote at the annual meeting.  However, if you hold your shares in street name, you must bring to the annual meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

•                                                                                          sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date,

•                                                                                          signing another proxy card with a later date and returning it before the polls close at the annual meeting, or attending the annual meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the annual meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on the election of directors or on adopting the proposed employee stock option plan.

How many stockholders are needed either in person or by proxy to hold the annual meeting?

To hold the annual meeting and conduct business, a majority of the Company’s outstanding shares of common stock entitled to vote, in person or represented by proxy, must be present at the annual meeting. This is called a quorum.

Shares are counted as present at the annual meeting if the stockholder either:

•                                                                                          is present and votes in person at the annual meeting, or

•                                                                                          has properly submitted a proxy card.

How many votes are required to re-elect the nominated persons to the Board of Directors?

The affirmative vote of a plurality of the votes cast as the meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election are required to elect each director.

How many votes are required to adopt the proposed Employee Stock Option Plan?

The affirmative vote of a majority of the votes cast as the meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election are required to adopt the employee stock option plan.

How many votes are required to approve other matters that may come before the stockholders at the annual meeting?

An affirmative vote of a majority of the votes cast at the annual meeting is required for approval of all other items being submitted to the shareholders for their consideration.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for adoption of the proposed employee stock option plan and “for” the nominees on the proxy card.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting and will also publish the final results in our quarterly report on Form l0-QSB for the fiscal quarter following the results of the voting on this matter.  We will file that report with the SEC, and you can obtain a copy by calling the SEC at l-800-SEC-0330 for the location of the nearest public reference room, or through the EDGAR system on the internet at www.sec.gov.

Who can help answer my questions?

You can contact our corporate headquarters, at (210) 658-4675 or by sending to Amanda Sinclair at 433 Kitty Hawk Dr., Suite 226, Universal City, Texas 78148, any questions about proposals described in this proxy statement or how to execute your vote.

PRIMARY BUSINESS SYSTEMS, INC

433 Kitty Hawk Dr., Suite 226

Universal City, Texas 78148

PROXY STATEMENT

FOR

Annual Meeting of Shareholders

To Be Held on September 21, 2004

SOLICITATION OF PROXIES

This proxy statement and the accompanying form of proxy have been mailed on or about August 19, 2004 to the Common Stock shareholders of record on August 9, 2004 (the “Record Date”) of PRIMARY BUSINESS SYSTEMS, INC.(the “Company”), a Nevada corporation in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of shareholders to be held on September 21, 2004 at the Plaza Club, 100 W Houston St, San Antonio, TX 78205 (tel (210) 227-4191 at 1:00 p.m local time, and at any adjournment thereof.

ACTION TO BE TAKEN UNDER PROXY

Shares of the Company’s Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted:

(i)                                     FOR the election of the three persons named herein as nominees for directors of the Company, for a one-year term expiring at the 2005 annual meeting of stockholders (or until their successors are duly elected and qualified);

(ii)                                  FOR the adoption of the 2004 Employee Stock Option Plan; and

(iii)                               to transact such other business that may properly come before the meeting or any adjournment thereof, as determined by the Chairman of the Board of Directors.

REVOCABILITY OF PROXY

Any such proxy may be revoked at any time before it is voted.  A shareholder may revoke this proxy by notifying the Secretary of the Company either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting.

VOTING

The presence of a majority of the holders of the outstanding Shares entitled to vote, in person or represented by proxy, will constitute a quorum for the transaction of business.  Directors shall be elected by a plurality of the votes cast at a meeting of the shareholders by the holders of such shares entitled to vote in the election.  An affirmative vote of a majority of the votes cast at the meeting is required for approval of all other items being submitted to the shareholders for their consideration.  The term votes cast is defined as the votes actually cast for or against the resolution.  A shareholder, not present at the Annual Meeting, voting through a proxy, who abstains from voting on any matter which is submitted to the shareholders for a vote, including the election of Directors, is considered to be present at the meeting for the purpose of establishing a quorum, however, the shares are not counted as being voted for or against the matter submitted.  Brokers holding shares for beneficial owners in “street names” must vote those shares according to specific instructions they received from the owners of such shares.  If instructions are not received, brokers may vote the shares on all matters to be voted upon at the Annual Meeting.

The Company will bear the cost of the solicitation of proxies by the Board of Directors.  The Board of Directors may use the services of its executive officers and certain Directors to solicit proxies from shareholders in person and by mail, telegram and telephone.  Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of The Company’s Common Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

The Annual Report on Form 10KSB for the fiscal year ended December 31, 2003, including financial statements, accompanies this proxy statement.

The principal executive offices of the Company are located at 433 Kitty Hawk Dr., Suite 226, Universal City, Texas 78148. The Company’s telephone number is (210) 658-4675.

VOTING SECURITIES AND SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The securities entitled to vote at the meeting are the Company’s Common Stock, $.001par value (“Common Stock”).  The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting.  Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders.  The close of business on August 9, 2004 has been fixed as the Record Date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.  At that date, 86,278,297 shares of Common Stock were issued and outstanding.  Voting of the shares of Common Stock is on a non-cumulative basis.

The following table sets forth certain information as of August 9, 2004 with respect to (i) the persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by the Company to be the beneficial owner of more than five percent (5%) of any class of The Company’s voting securities; (ii) each Executive Officer and Director who owns Common Stock in the Company; and (iii) all Executive Officers and Directors as a group.  As of August 9, 2004, there were 86,278,297 shares of Common Stock issued and outstanding.

Title of Class	Name and Address of Beneficial Owner	Amount of and Nature of Beneficial Ownership	Percentage of Class

Common Stock$.001 Par Value	Patrick D. Matthews	68,393,591	79.3%

	Amanda Sinclair	6,417,850	7.4%

	Connie Matthews	4,284,813	4.9%

All Officers & Directors as a Group (3 in number)		79,096,254	91.7%

It is expected that the only matters to be considered at the Annual Meeting is the election of Directors and adoption of the  2004 Employee Stock Option Plan.

SECURITY OWNERSHIP OF MANAGEMENT

On August 9, 2004, the following represented beneficial ownership of Common Stock by each director and each of the executive officers named in the Summary Compensation Table (see “Executive Compensation” below), and by all current directors and executive officers as a group (each director, nominee and officer having sole voting and dispositive power over the shares listed opposite his or her name except as indicated in the footnotes hereto):

Name	Amount of and Nature of Beneficial Ownership	Percentage of Class

Patrick D. Matthews	68,393,591	79.3%

Amanda Sinclair	6,417,850	7.4%

Connie Matthews	4,284,813	4.9%

Principal Accountant Fees and Services

The Company selected Matsen & Associates, Inc., Certified Public Accountants, as its independent accountants for the recent 2003 fiscal year and selected the same firm for the current 2004 fiscal year.  For the fiscal years ended December 31, 2002 and 2001, Seller & Andersen, LLC Served as our independent accountants.  The audit services provided by Matsen & Associates, Inc., and Seller & Andersen, LLC, consist of examination of financial statements, services relative to filing s with the Securities and Exchange Commission, and consultation in regard to various accounting matters.  The following table presents the total fees paid for professional audit and non-audit services rendered by our independent auditors for the audit of our annual financial statements for the years ended December 31, 2003 and December 31, 2002 and fees billed for other services rendered by our independent auditors during those periods.

	Fiscal Year Ended December 31, 2003	Fiscal Year Ended December 31, 2002
Audit Fees (1)	$14,680	$14,680
Audit-Related Fees (2)	N/A	N/A
Tax Fees (3)	$15,000	$13,000
All Other Fees(4)	N/A	N/A
Total	$29,680	$27,680

(1)                                  Audit services consist of audit work performed in the preparation of financial statements for the fiscal year, review of the annual report on Form 10KSB and for the review of financial statements included in Quarterly Reports on Form 10-Q during the fiscal year, as well as work that generally only the independent auditor can reasonably be expected to provide, including consents for registration statement filings and responding to SEC comment letters on annual and quarterly filings.

(2)                                  Audit-related services consist of assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, agreed upon procedures report and accounting and regulatory consultations.

(3)                                  Tax services consist of all services performed by the independent auditor’s tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

(4)                                  Other services consist of those service not captured in the other categories.

Our Board has determined that the services provided by our independent auditors and the fees paid to them for such services has not compromised the independence auditors.  We do not have an Audit Committee of the Board.  Because of our small size of operations and because we are not traded on an exchange or on the Nasdaq Stock Markets, we are not required by law or applicable regulations to have an Audit Committee.  The Board acts as a whole with respect to matters which might otherwise be acted upon by an Audit Committee.  Further, as a result of our financial condition, and limited financial resources to obtain directors’ and officers insurance and to provide financial incentives to Board members, we have been unable to attract qualified persons to serve on our Board.

EXECUTIVE COMPENSATION TABLE

Executive Compensation

The following table sets forth below the summary compensation paid or accrued by the Company during the fiscal years ended December 31, 2003, December 31, 2002, and December 31, 2001 for the Company’s Chief Executive Officer:

Name and Principal Position	Year	Salary($)	Bonus	Other Annual Compensation

Patrick Matthews, CEO, President (1)	2004	120,000		0

	2003	107,500		0

(1)                                  Mr. Matthews joined the company in November 2002.  Prior management are no longer with the company.

There are no employment agreements between the Company and members of its senior management, including the Chief Executive, Mr. Matthews.  Mr. Matthews serves as our Chairman, Chief Executive and Chief Financial Officer (principal accounting officer).  No other person received compensation in excess of $100,000 during the most recent fiscal year end.

PROPOSAL I.  ELECTION OF DIRECTORS

The Company’s Amended and Restated By-laws provide that directors shall be elected at each annual meeting of the stockholders to hold office until the next annual meeting, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of stockholders held for that purpose, or at the next annual meeting of stockholders held thereafter. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until his earlier resignation or removal or his office has been declared vacant in the manner provided in these bylaws.  Directors need not be stockholders.  The By-laws of the Company provide that the authorized number of directors shall be no fewer than one (1) nor more than seven (7).  The exact number of authorized directors shall be set by resolution of the board of directors, within these limits.  The current Board is comprised of three persons.

The persons nominated for election to the Company’s Board of Directors at the Annual Meeting are Patrick D. Matthews, Amanda Sinclair and Connie Matthews.  All of such persons currently serve on the Board of Directors.

The affirmative vote of a plurality of the votes cast at a meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each Director.  All proxies received by the Board of Directors will be voted for the election as Directors of the nominees indicated below if no direction to the contrary is given.  In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the holder of the proxy, for the election of another person in his stead.  The Board of Directors knows of no reason to anticipate this will occur. Family relationships exist between the directors or nominee for election as a Director.

The following table sets forth certain information as of the date hereof with respect to all of the Directors of the Company, including its three (3) nominees for election to the Company’s Board of Directors at the 2004 Annual Meeting.  The information provided below indicates those Directors whose term of office expires at the Annual Meeting.  The Directors whose terms of office expire at the Annual Meeting are those Directors nominated for election at the 2004 Annual Meeting.

The following table sets forth the names, ages and positions of our executive officers and directors as of August 9, 2004.  Under our bylaws, each director holds office until the election and qualification of his or her successor or until their earlier resignation or removal.

Name	Age	Position

Patrick D. Matthews	45	Chairman, Chief Executive Officer and President
Amanda Sinclair	22	Director, Executive Vice President, Secretary
Connie Matthews	45	Director

PATRICK D. MATTHEWS (Nominee) has been Chairman, CEO, CFO and President since November 29, 2003.  Mr. Matthews was the founder of Primary Business Systems LLC., and established the company in October 1999.  From February 1997, Mr. Matthews was a Founder, Director, Vice President of Aerostaff Services Inc., a PEO. From March 1992 Mr. Matthews was a Director and Regional Vice President of BSI a Texas based PEO. From June 1990 Mr. Matthews was founder and Owner of Matthews Painting Co., a commercial and residential painting company.  From March 1979 Mr. Matthews was Vice President with Piccadilly Cafeterias.  Mr. Matthews is the husband of Connie Matthews and the father of Amanda Sinclair.

AMANDA SINCLAIR (Nominee) has been Director, Secretary and Vice President since November 29, 2003. Mrs. Sinclair was a Member, director of operations of Primary Business Systems LLC since January 2000. From 1998 Mrs. Matthews was employed by Lane Bryant as a sales associate. Mrs. Sinclair is currently enrolled in a business degree program at St. Phillips College. Amanda Sinclair is the daughter of Patrick D. Matthews and Connie Matthews.

CONNIE MATTHEWS (Nominee) was a founding Member of Primary Business Systems LLC. From 1993 to 1997 Mrs. Matthews was President of AHJR Inc. DBA Connie’s Kids, a state registered day care facility.  Mrs. Matthews obtained an Associates Degree from St. Philips College in 1979. Connie Matthews is the wife of Patrick D. Matthews and the mother of Amanda Sinclair.

Compensation of Directors

As all of our directors are also employees of our company, we do not pay additional retainer to the persons currently serving on our Board of Directors.

Meetings and Committees of the Board of Directors

During the fiscal year ended December 31, 2003, the Board of Directors met on eight occasions and acted by unanimous written consent on eight occasions.  No member of the Board of Directors attended less than 75% of the aggregate number of the total number of meetings of the Board of Directors.

The Board of Directors has not established any committees.  All matters relating to audit, compensation, nominations and corporate governance are considered and acted upon by our Board of Directors. All of the members of the Board of Directors are members of the Matthews family.  We have no independent directors as determined under the rules of any securities exchange such as the New York Stock Exchange or the rules of the Nasdaq Stock Market.  Our Common Stock is not traded on any exchange or on the Nasdaq.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The Board does not have a compensation committee.  There are no interlocks between our Directors and Directors of other companies.

Audit Committee and Audit Committee Financial Expert

We do not have an Audit Committee of the Board.  Because of our small size of operations and because we are not traded on an exchange or on the Nasdaq Stock Markets, we are not required by law or applicable regulations to have an Audit Committee.  The Board acts as a whole with respect to matters which might otherwise be acted upon by an Audit Committee.  Further, as a result of our financial condition, and limited financial resources to obtain directors’ and officers insurance and to provide financial incentives to Board members, we have been unable to attract qualified persons to serve on our Board.

Our Board of Directors has determined that we do not have at least one member that qualifies as an audit committee financial expert pursuant to Item 401 of Regulation S-B.

Nominations to the Board of Directors

We do not have a separate Nominating Committee of our Board of Directors.  Given the small size of our operations, and our lack of financial resources, we have been unable to attract qualified persons to serve on our Board of Directors.  As a result, our Board acts as a whole with respect to the consideration of additional candidates for service on the Board.  The Board considers candidates for election to our Board of Directors, whether recommended by security holders or otherwise, in accordance with the following criteria, applicable to all candidates:

•                  Nominees shall have a reputation for integrity, honesty and adherence to high ethical standards.

•                  Nominees should have demonstrated business acumen, experience and the ability to exercise sound judgment in matters that relate to current and longterm objectives of Primary Business and should be willing and able to contribute positively to our decision-making process.

•                  Nominees should have a commitment to understand Primary Business and its industries and to regularly attend and participate in meetings of the Board and its committees.

•                  Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of Primary Business, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.

•                  Nominees should not have, nor appear to have, a conflict of interest that would impair the nominees’ ability to represent the interests of all of Primary Business’ stockholders and to fulfill the responsibilities of a director.

•                  Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, disability or any other basis proscribed by applicable law.

The renomination of existing directors is not viewed as automatic, but shall be based on continuing qualification under the criteria set forth above. In addition, the Board considers the existing directors’ performance on the Board and any committee thereof.  The Board also considers the backgrounds and qualifications of the directors considered as a group and our ability to attract other persons to serve in light of our industry, financial condition and financial resources.  The Board desires to ensure that the Board, when taken as a whole, should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities.

Procedure to be Followed by Security Holders in Submitting Director Candidate Recommendations

Any security holder who desires the Board to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman of the Board of Directors, at 433 Kitty Hawk Drive, Suite 226, Universal City, Texas 74148, not later than (i) with respect to an election to be held at an annual meeting of stockholders, 120 days prior to the anniversary date of the immediately preceding annual meeting; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written recommendation should set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of Primary Business if nominated and elected; (c) description of how the person(s) satisfy the general criteria for consideration as a candidate referred to above and (d) a biography or similar information regarding the person being nominated as would satisfy the information requirements required under the rules and regulations of the SEC for inclusion in a proxy statement.

Communications with the Board of Directors

Any shareholder who wishes to communicate with the Board of Directors should send a written letter to Chairman of the Board of Directors, at the Company’s principal address.  Letters may be directed to the Board as a whole or to individual members.

Certain Reports; Section 16 Compliance

No person who, during the fiscal year ended December 31, 2003, was a Director, officer or beneficial owner of more than ten percent of our common stock (which is the only class of our securities registered under Section 12 of the Securities and Exchange Act of 1934 failed to file on a timely basis, reports required by Section 16 of the Securities and Exchange Act or during prior years.

Code of Ethics

Our Board of Directors adopted a Code of Ethics as of March 1, 2004 and appears as Exhibit A to this Proxy Statement.  Our Code of Ethics and Conduct covers all our employees and Directors, including our Chief Executive Officer and Chief Financial Officer.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”THE NOMINEES

FOR DIRECTOR

PROPOSAL II.  PRIMARY BUSINESS SYSTEMS, INC. 2004 STOCK OPTION PLAN

We are asking for your approval of the Primary Business Systems, Inc. 2004 Stock Option Plan (the “2004 Plan”).  A copy of the 2004 Plan is included as Exhibit B to this Proxy Statement.  The Company’s Board of Directors has adopted the 2004 Plan and directed that it be submitted to stockholders for approval.  Approval of the 2004 Plan will enable the company to provide key employees with stock options, an incentive directly linked to increases in stockholder value, and will help the Company attract and retain key employees.  Approval will also ensure that one of the conditions necessary to securing tax deduction for compensation up paid under the 2004 Plan is met.  Section 162(m) of the tax code (“Code”) imposes a limit on the tax deductibility by a company of compensation in excess of $1,000,000 in any year paid to a person who compensation is required to be disclosed in the Summary Compensation Table.  The limit does not apply to performance-based compensation, such as compensation received from the exercise of stock options, if certain conditions, including stockholder approval, are met.

Certain key provisions of the 2004 Plan are summarized below.

SUMMARY DESCRIPTION OF THE 2004 PLAN:

Eligibility. Officers and key employees of the Company or any of its subsidiaries are eligible for grants under the 2004 Plan.  The Company currently has a total of 13 employees eligible to participate in the 2004 Plan.

Authorized Shares. The 2004 Plan authorizes up to 3,000,000 shares of Company Stock for grants of stock options.  The Common Stock shares may be newly issued shares or treasury shares or both.  The number of shares authorized may be adjusted for stock dividend, stock splits, reorganizations, mergers and similar events.  Shares subject to stock options that are forfeited will be available for grants of other options.

Administration. The Board acting as a whole will administer the 2004 Plan until, if ever, a Compensation Committee is established by the Board of Directors.  The proceeds of the sale of Common Stock received by the Company upon the exercise of options granted under the 2004 Plan will constitute general funds of the Company and may be used by it for any purpose.

Awards. Under the terms of the 2004 Plan, eligible employees may receive stock options. The stock options may be either non-qualified stock options or incentive stock options.  The administrator of the 2004 Plan has the authority to establish the terms and conditions of the options, subject to certain limitations set forth in the 2004 Plan. Under the terms of the 2004 Plan, the exercise price of an option (whether an incentive stock or a non-qualified stock option) cannot be less than 100% of the fair market value of the stock subject to the option on the grant date and the term of the option cannot exceed ten years. Options granted under the 2004 Plan are not transferable except by the laws of descent and distribution, except that non-qualified stock options may be transferred without consideration to certain members of the participant’s family, a trust for the benefit of the participant and/or certain family members and certain family partnerships or companies.

Incentive stock options must also meet the requirements of the Code.

Change of Control. The Board may include provisions in awards that upon a change of control of the Company (as defined in the 2004 Plan) any non-qualified stock options and incentive stock options that are not then exercisable will become fully exercisable.

U.S. Federal Tax Consequences of Stock Options. A participant in the 2004 Plan does not realize taxable income upon the grant of a non-qualified stock option, and no tax deduction is available to the Company at grant. Upon exercise of the option, the excess of the fair market value of the shares on the date of exercise over the option price will be taxable to the participant and deductible by the Company. The tax basis of shares acquired will be the fair market value on the date of exercise. The participant will realize capital gain or loss upon disposition of the shares.

A 2004 Plan participant does not realize taxable income, and no tax deduction is available to the Company, upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the stock option exercise and more than two years after the date of the option grant (the “holding period”), the difference between the option price and the amount realized upon the sale of the shares will be treated as long-term capital gain or loss and no deduction will be available to the Company. If the shares are transferred before the expiration of the holding period, the participant will realize ordinary income, and the Company will be entitled to a deduction on a portion of the gain, if any, equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition. Any further gain or loss will be taxable as long-term or short-term capital gain or loss depending upon the holding period before disposition.

The Company believes that compensation received by participants on the exercise of non-qualified options, or the disposition of shares acquired upon the exercise of any incentive stock options, will be considered performance-based compensation and thus not subject to the $1,000,000 limit on deductibility of compensation under Section 162(m) of the Internal Revenue Code. 2004 Plan Participants are responsible for the payment of all withholding taxes due in connection with the exercise or disposition of a stock option. These participants may direct the Company to withhold shares to be issued on an option exercise or stock award to satisfy their minimum required withholding obligation.

Amendments. The Company’s Board of Directors may amend from time to time or terminate the 2004 Plan. No amendment or termination, however, may change the terms and conditions of any existing stock option without the participant’s consent. In addition, no amendment is permitted without stockholder approval which would:

•                                          Increase the number of shares available under the 2004 Plan or the number of shares that may be granted to any individual participant;

•                                          Increase the amount or type of benefits that may be granted under the 2004 Plan; or

•                                          Modify the eligibility requirements.

ADDITIONAL INFORMATION

The grant of options under the 2004 Plan is subject to the discretion of the Board of Directors. As of the date of this Proxy Statement, there has been no determination by that Board committee with respect to future awards under the 2004 Plan. Accordingly, future awards are not determinable.  There are no outstanding grants which have been granted subject to approval of the 2004 Plan.

The closing sales price of a share of stock of the Company as of August 12 was $0.03 per share.

The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for approval of the 2004 Plan. If stockholders do not approve the 2004 Plan, grants will not be made under that plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPANY’S 2004 PLAN AS DESCRIBED ABOVE.

FINANCIAL INFORMATION

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 HAS BEEN FURNISHED WITH THIS PROXY STATEMENT TO SHAREHOLDERS.  SHAREHOLDERS MAY RECEIVE, FOR A NOMINAL FEE, A COPY OF THE EXHIBITS TO THE FORM 10KSB.  Each such request must set forth a good faith representation that as of August 9, 2004, the person making the request was the beneficial owner of Common Shares of the Company and entitled to vote at the 2004 Annual Meeting of Shareholders. We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy and information statements, and other information with the SEC. Such reports, proxy and information statements, and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C., as well as the regional offices of the SEC located at 233 Broadway, New York, New York. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.  The SEC maintains a World Wide Web site that contains reports, proxy and information statements, and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval System. This Web site can be accessed at http://www.sec.gov

III. OTHER BUSINESS

As of the date of this proxy statement, the items discussed herein contain the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the meeting.  If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Shareholder Proposals

Proposals of Shareholders intended to be presented at the Company’s 2005 Annual Meeting of Shareholders must be received by the Company on or prior to May 24, 2005 to be eligible for inclusion in the Company’s proxy statement and form of proxy to be used in connection with the 2005 Annual Meeting of Shareholders.

By Order of the Board of Directors

AMANDA SINCLAIR,

Secretary

Dated: August 19, 2004.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

EXHIBIT A	CODE OF ETHICS - PRIMARY BUSINESS SYSTEMS, INC.

CODE OF ETHICS AND CONDUCT

FOR

PRIMARY BUSINESS SYSTEMS, INC.

Adopted by the Board of Directors of Primary Business Systems, Inc., a Nevada corporation (“Primary”), on March 1, 2004.

Primary Business Systems, Inc.  and its subsidiaries are committed to fostering an environment throughout our organization that supports and reinforces our commitment to the highest ethical standards.  Each of us has a singular duty to Primary to engage in business conduct consistent with the highest legal, moral and ethical standards.  To that end, we have adopted this Code of Ethics.  This Code of Ethics applies to our Board of Directors, executive officers and employees alike.  Any waiver of the Code for directors or executive officers must be approved by Primary’s Board of Directors and will be promptly disclosed to our shareholders.

We make business decisions every day at all levels of our organization.  We are accountable for making good decisions and for the outcomes those decisions produce.  This Code of Ethics establishes guidelines and standards for how we conduct business and make business decisions.  We apply these guidelines and standards in both letter and spirit.  Where the letter of the Code is not specific, the spirit of the Code will prevail.  Experience and good business judgment must be applied when following the Code.  By the same token, the Code is not a substitute for legal advice and cannot cover all possible situations.  If you have any questions concerning the Code of Ethics or its application in a particular instance, you should consult with a member of senior management or our outside legal counsel.

The Code’s guidelines and standards are intended to provide a foundation that will help us:

•                                          maintain a strong ethical climate;

•                                          provide clear channels of communication for employees and clients; and

•                                          promote ethical decision making at all levels within the organization.

Each Primary employee must abide by our Code of Ethics.  Adherence to the Code of Ethics is a condition of employment.  Violators are subject to disciplinary action, up to and including dismissal from the Company for cause and criminal prosecution.

1.                                      Introduction to and Administration of the PRIMARY Code of Ethics and Conduct

1.1                               Introduction.  Primary has adopted this Code of Ethics and Conduct (the “Code”) to advise all PRIMARY Employees of the ethical and legal standards that we expect you to observe when dealing with PRIMARY, your PRIMARY colleagues, our customers and our vendors.  When you encounter ethical or legal issues where you are not certain about the correct course of action, you should apply the principles described in this Code as guideposts in deciding how to proceed. We have adopted this Code to give you guidance for resolving these questions.  When you are in doubt about the correct or best course of action, you should always consider consulting your manager or our Chief Financial Officer or Human Resources director for guidance.  PRIMARY expects all PRIMARY Employees to adhere to this Code and to comply with all legal requirements.  Accordingly, we have established a procedure for reporting suspected violations of the Code. Any violations of the Code may result in disciplinary action, including termination of employment. These matters are described in more detail below.  Throughout this Code, we use the terms “PRIMARY Employees”, “you” and “your” to refer to all PRIMARY employees, directors and independent contractors, and the terms “PRIMARY”, the “company”, “we” and “our” to refer to PRIMARY and its subsidiaries.

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1.2                               Administration

1.2.1                        Ongoing Review of Compliance.  We require all PRIMARY Employees to comply with this Code. Upon your receipt of this Code, and also from time to time as we deem to be necessary, we may require you to sign an acknowledgment that you have read and understood this Code and agree to comply with its provisions.  We reserve the right to monitor the ongoing compliance by any or all PRIMARY Employees with this Code and to investigate any suspected violations. If substantiated, these violations could result in disciplinary action, including immediate termination of employment.

1.2.2                        Reporting of Suspected Violations.  All PRIMARY Employees are to report information about suspected violations of this Code by any other PRIMARY Employee, regardless of the identity or position of the person who is the subject of such report, to the attention of our Chief Financial Officer, Human Resources director or the Board of Directors.  If you suspect improper accounting or auditing matters, you should bring such information to the attention of our Chief Financial Officer or a member of our Board or Audit Committee of our Board (if the Board has established such a committee). To contact our Board or Audit Committee or to submit a report to them, please contact our Chairman.  With respect to any suspected violation, you may make an anonymous report through the Assistant to the President.

PRIMARY will treat all information in a confidential manner and will not take any acts of retribution or retaliation against any PRIMARY Employee for making a report.  As the failure to report wrongful conduct may be interpreted as condoning such actions, the failure to report knowledge of wrongdoing may result in disciplinary action against any PRIMARY Employee who fails to report.

1.2.3                        Non-Retaliation.  Retaliation in any form against an PRIMARY Employee who reports a violation of this Code (even if the report is mistaken but was submitted in good faith) or who assists in the investigation of a reported violation is a serious violation of this Code.  Acts of retaliation should be reported immediately and may result in severe disciplinary action.

1.2.4                        Investigation of Suspected Violations.  Suspected violations will be investigated under the supervision of our Chief Financial Officer, Human Resources director or Board (or Audit Committee, if established) as deemed appropriate.  All PRIMARY Employee’s are expected to cooperate in the investigation of reported violations.  In order to protect the privacy of persons involved in investigations, persons investigating a suspected violation will use their best efforts to keep confidential, the identity of anyone reporting a suspected violation or participating in an investigation, unless disclosure is required by law or is otherwise in the company’s best interests.  Persons involved in an investigation are obliged to act in the best interests of PRIMARY as a company and not on behalf of any PRIMARY Employee, including executive officers.  Our Board of Directors has ultimate responsibility for final interpretation of this Code and for determining whether any violations of this Code have occurred.

1.2.5                        Disciplinary Action.  If we determine, in our good faith discretion, that any PRIMARY Employee has violated any provision of this Code, such PRIMARY Employee may be subject to disciplinary action, including termination of employment, without prior warning.

1.2.6                        Amendments to this Code; Disclaimers.  This Code may be revised, changed or amended at any time by our Board of Directors or its Audit Committee. Following any material revisions or updates, an amended version of this Code will be distributed to you, and will immediately supercede the prior version of this Code.  We may ask you to sign an acknowledgment confirming that you have read and understood the revised version of the Code, and that you agree to comply with its provisions.  This Code reflects general principles to assist PRIMARY Employees in making ethical decisions and cannot, and is not intended to, address every specific situation in which we may find it appropriate to take disciplinary action. This Code is not intended to create any contract (express or implied) with you, including without limitation any employment contract, and is not a promise that

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your employment will be not terminated except for cause.

1.2.7                        Special Provisions Applicable to PRIMARY Employees with Financial Reporting Obligations.  Given the important position of trust and authority that they occupy, our Chief Executive Officer, Chief Financial Officer, the heads of our subsidiaries and operating divisions and PRIMARY Employees involved in the Company’s financial reporting function (collectively, the “Financial Reporting Personnel”) should use the utmost of discretion and caution in interpreting and applying this Code. In the event that any Financial Reporting Personnel wishes to engage in a proposed action that is not consistent with the Code, such person must obtain a waiver of the relevant Code provisions in advance from our Board or Audit Committee (if so established).  U.S. federal law requires PRIMARY to make public disclosure of our Financial Reporting Personnel’s compliance with the Code. Therefore, we will publicly report on a Current Report on Form 8-K any waivers of any provision of the Code granted by our Board of Directors (or Audit Committee) to any Financial Reporting Personnel.  Similarly, violations of the Code by our Financial Reporting Personnel may also be immediately reported on Form 8-K.  Additional provisions of this Code pertaining solely to Financial Reporting Personnel are set forth in Section 5.

2.                                      Conflicts of Interest

2.1                               Generally ..  All PRIMARY Employees have a duty of loyalty to act in the best interests of the company.  The business decisions and actions of PRIMARY Employees must never be influenced by personal considerations or personal relationships.  PRIMARY Employees should avoid any relationship or activity that might impair, or appear to impair, their ability to make objective and fair business decisions.  Generally, a conflict of interest arises whenever your personal interests diverge from your responsibilities to PRIMARY or from PRIMARY’s best interests. For example, a conflict of interest may occur when family members or close personal friends are involved in business relationships with you, either inside or outside the company.  Other examples of potential conflicts of interest include, but are not limited to:

•                                          employment by an actual or potential competitor, customer, vendor or regulator while you are employed by PRIMARY;

•                                          acceptance of gifts, payments, products or anything of value from anyone seeking to do business with PRIMARY;

•                                          placement of PRIMARY business with an entity in which you or a family member has a financial interest;

•                                          Appropriating or diverting to yourself or others any business opportunity or idea in which PRIMARY might have an interest; and

•                                          a significant ownership interest in a PRIMARY competitor.

In such situations, or where even the appearance of a conflict of interest may exist, seek guidance from your manager or our Chief Financial Officer.

2.2                               Use of Company Assets.  You are responsible for the proper use of PRIMARY’s assets and property, as well as its proprietary information. Our offices, equipment, supplies and other resources may not be used for activities which are not related to your employment with PRIMARY, except for any activities that have been approved in writing in advance by us, or for personal usage that is minor in amount and reasonable. If you are found to be engaging in, or attempting, theft of any PRIMARY property, including without limitation, documents, equipment, intellectual property, personal property of other employees, you may be subject to immediate termination of your employment and we reserve the right to refer the matter for criminal proceedings. We expect you to report any theft or attempted theft to your manager or our Chief Financial Officer director.

Proprietary marks, slogans, logos or other devices used to identify PRIMARY and its proprietary products and technologies are important and valuable assets which require discretion in their use. You may not negotiate or enter into any agreement concerning PRIMARY’s trademarks, service marks or logos without first

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consulting an authorized officer of the Company.  We also respect the intellectual property rights of others, and any proposed name of a new product or offering intended to be sold or provided to customers should be submitted to the appropriate authorized officer for clearance prior to its adoption and use. Similarly, using the trademark or service mark of another company for marketing purposes (even one with whom PRIMARY has a business relationship), requires clearance or approval. You must avoid the unauthorized use of copyrighted or patented materials of others and should ask an authorized officer if you have any questions regarding the permissibility of photocopying, excerpting, electronically copying or otherwise using copyrighted or patented materials. All copies of work that is authorized to be made available for ultimate distribution to the public should bear the prescribed form of copyright notice.

2.3                               Gifts, Gratuities and Entertainment.  You may not offer money, gifts or other items or products of value to customers or potential customers for the purpose of securing a contract or obtaining favorable treatment. Business-connected favors or gifts may not be extended to customers or vendors (current or prospective), unless they (a) are consistent with customary business practices; (b) do not have substantial monetary value and would not be viewed as improper by others; and (c) do not violate applicable laws or regulations.  Business entertainment in the form of meals and beverages or other entertainment may be offered only if these activities and related expenses are modest and infrequent.

You should decline any gift, favor, entertainment or anything else of value from current or prospective customers, vendors or contractors or their representatives except for (a) gifts that do not have substantial monetary value given at holidays or other special occasions and (b) reasonable entertainment at lunch, dinner or business meetings where the return of the expenditure on a reciprocal basis is likely to occur and would be properly chargeable as a business expense.  Other routine entertainment that is business-related such as sports outings or cultural events is acceptable under this policy only if reasonable, customary and not excessive.  If you question the propriety of any gift, consult with your manager or our Chief Financial Officer.

3.                                      Laws and Regulations

3.1                               Generally.  All PRIMARY Employees are to comply with all applicable local, state and federal laws and regulations, both domestic and international, and refrain from illegal, dishonest or unethical conduct. Although laws and regulations may sometimes be difficult to interpret, we expect you to make a good-faith effort to follow both the letter and the spirit of the law.  You must consult your manager or our Chief Financial Officer if you are uncertain as to whether a specific act or omission is legal.  In addition, all PRIMARY Employees are to comply with all applicable PRIMARY policies and procedures.  This includes, but is not limited to, our policies on equal opportunity, harassment, drug-free workplace, computer usage and information technology, data protection, expense reimbursement and travel, as well as our internal financial controls and procedures. We may modify or update these policies and procedures in the future, and adopt new company policies and procedures from time to time. You must ensure that you remain aware of all such changes to these policies.  You are also expected to observe the terms of any Non-Disclosure, Non-Solicitation or Non-Compete Agreement, Employment Agreement or other similar agreement that applies to you. If you previously signed one of these agreements with PRIMARY, it remains in full force and effect.

3.2                               Bribes.  Bribery is illegal and subject to criminal penalties. You may not give any bribes, kickbacks or other similar considerations to any person or organization to attract business.  All decisions regarding the purchasing of materials, supplies, products and services must be made on the basis of competitive price, quality and performance, and in a way that preserves PRIMARY’s integrity.  Fees, commissions or other amounts paid to outside consultants, agents or other third parties must be fully disclosed to our Chief Financial Officer or Controller, and must be legal, proper and reasonable.

3.3                               International Operations.  You are expected to comply with the legal requirements and ethical standards of each country in which you conduct PRIMARY business, as well as with all U.S. laws applicable in other

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countries. The U.S. Foreign Corrupt Practices Act (FCPA) applies to business transactions both inside the United States and in other countries. Its requirements relate to accurate and complete financial recording, transactions with foreign government officials and restrictions on the use of funds for unlawful or improper purposes. The FCPA makes illegal any corrupt offer, payment, promise to pay, or authorization to pay any money, gift, or anything of value to any foreign official, or any foreign political party, candidate or official, for the purpose of:

•                                                                                          Influencing any act, or failure to act, in the official capacity of that foreign official or party; or

•                                                                                          Inducing the foreign official or party to use influence to affect a decision of a foreign government or agency, in order to obtain or retain business for anyone, or direct business to anyone.

Because violation of the FCPA can bring severe penalties, including criminal fines for the company and individuals and jail terms, it is essential that you become familiar with the FCPA’s requirements if you are living or working in a foreign country.  Other statutes that may affect our international operations include, but are not limited to, the Anti-Bribery and Fair Competition Act and the Export Administration Act. All supervisory personnel are expected to monitor continued compliance with these laws to ensure our compliance.  If you have any questions regarding these legal requirements, please contact your manager or our Chief Financial Officer.

3.4                               Political Activity.  You should not make political contributions in a way that might appear to be an endorsement or contribution by PRIMARY. We will not reimburse you for political contributions under any circumstances.

3.5                               Antitrust Considerations.  Antitrust laws prohibit agreements or actions that restrain trade or reduce competition.  Violation of antitrust laws can result in severe civil and criminal penalties, including imprisonment for individuals, and PRIMARY can be subjected to substantial fines and monetary awards.  PRIMARY as a company avoids conduct that may even appear to be questionable under antitrust laws and expects all PRIMARY Employees to carry out company business consistent with this policy.  In all contacts with our competitors, you are expected to avoid discussing prices, costs, competition, market share, marketing plans or studies, and any other proprietary or confidential information.  Examples of agreements or arrangements with competitors which should therefore be avoided include: (a) Agreements that affect the price or other terms or conditions of sale; (b) Agreements regarding the customer to whom PRIMARY will, or will not, sell its products; (c) Agreements to refuse to buy from particular vendors; and (d) Agreements that limit the types of products which PRIMARY will provide.  Furthermore, PRIMARY cannot coerce customers into complying with restrictive arrangements.  Therefore, you should not negotiate agreements with customers without the approval of an authorized company officer which (a) require or prohibit customers from purchasing all of their requirements from PRIMARY or other companies or (b) require customers to buy one PRIMARY product as a condition of obtaining another.  In all cases where there is question or doubt about a particular activity or practice, PRIMARY Employees should promptly contact our Chief Financial Officer or the Human Resources director.

3.6                               Securities Laws and Insider Trading.  PRIMARY is a publicly-traded company - meaning that our securities are sold in the public marketplace.  We files reports with the Securities and Exchange Commission.  As an employee of PRIMARY you are subject to PRIMARY’s policy against insider trading.  Simply stated, material, non-public information is not to be used for personal gain, and you should not trade in PRIMARY stock when you possess such information.  If you have any question regarding whether it is appropriate to engage in any transaction, contact the Chief Financial Officer.

The U.S. securities laws forbid an investor from purchasing or selling securities based upon “inside” information not available to the other party. The consequences of insider trading violations can be severe. PRIMARY Employees who trade on inside information, or who communicate (or “tip”) this information to others so that they may trade, may face substantial civil penalties, criminal fines and imprisonment. Additionally, PRIMARY may also face severe legal consequences, including, among other things, substantial criminal penalties.

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PRIMARY Employees who have material, nonpublic (i.e., “inside”) information about the company should not buy or sell PRIMARY securities until a reasonable time after the inside information has been publicly disclosed. You also should not disclose inside information to others outside PRIMARY until a reasonable time after the information has been publicly disclosed. In addition, it is never appropriate for you to advise others to buy or sell PRIMARY securities.  We further believe that it is highly inappropriate for any PRIMARY person to “sell short” PRIMARY stock or engage in other transactions where the person will earn a profit based on a decline in PRIMARY’s stock price.  These rules also apply to the use of material, nonpublic information about other companies (including, for example, our customers, competitors and potential business partners). In addition to you, these rules apply to your spouse, children, parents and siblings, as well as any other family members living with you in your household.

3.7                               Government Contracting.  PRIMARY frequently does business with federal, state or local government agencies in the United States and in other countries. All PRIMARY Employees engaged in business with these government entities must comply with specific rules and regulations concerning relations with these entities.  Important considerations for doing business with government entities include:

•                                                                                          Not offering or accepting kickbacks, bribes, gifts, or anything else of value with the intent of obtaining favorable treatment from the recipient (note that a gift that is customary in the private sector may be impermissible to a government entity); and

•                                                                                          Not improperly soliciting or obtaining confidential information, such as sealed competitors’ bids, from government officials prior to the award of a contract.

3.8                               Retention of Documents.  Certain documents and records must be retained for specific periods of time to comply with legal and regulatory requirements or contractual obligations.  You are to comply with all document retention requirements applicable to your work. If you are uncertain whether the documents or records you are handling are subject to these requirements, please consult with your manager or our Chief Financial Officer.  If at any time you become aware that any document or record may be required to be disclosed in connection with a lawsuit or government investigation, you must preserve all possibly relevant documents. This means that you must immediately cease disposing of or altering all potentially relevant documents, even if that activity is ordinary or routine.  If you are uncertain whether documents or records under your control should be preserved because they might relate to a lawsuit or investigation, you should contact your manager or our Chief Financial Officer.

4.                                      Confidentiality

4.1                               PRIMARY Confidential Information.  You will often have access to information that is confidential and proprietary to PRIMARY, has not been made public and constitutes trade secrets or proprietary information. Protection of this information is critical to our success.  Your obligations with respect to our confidential trade secrets and proprietary information are:

•                                                                                          Not to disclose the information outside of PRIMARY;

•                                                                                          Not to use the information for any purpose except to benefit PRIMARY’s business; and

•                                                                                          Not to disclose the information within PRIMARY, except to other PRIMARY Employees who need to know, or use, the information and are aware that it constitutes a trade secret or proprietary information.

These obligations continue even after you leave PRIMARY.  If you have previously signed a Non-Disclosure Agreement, Employment Agreement or other similar agreement that governs your obligations with respect to our information, you must also follow such agreements.  Any documents, papers or records that contain trade secrets or proprietary information are our property, and must remain at the company.  Our confidential trade

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secrets and proprietary information may include, information regarding our operations, business plans, customers, strategies, trade secrets, finances, assets, technology, data or other information that reveals the processes, methodologies, technology or “know how” by which our existing or future products, services or methods of operation are developed or conducted.

4.2                               Confidential Information of Third Parties.  In the normal course of business, you will acquire information about others, including customers, vendors and competitors.  We properly gather this kind of information for such purposes as evaluating customers’ business needs, determining requirements and evaluating vendors. We also collect information on competitors from a variety of legitimate sources to evaluate the relative merits of our products and marketing methods.  You may not use information obtained from our customers or vendors in any way that harms them or violates contractual obligations to them. When working with sensitive information about customers or vendors, you should use that information only for the purposes for which it was disclosed to you and make it available only to other PRIMARY Employees with a legitimate “need to know”.

4.3                               Inadvertent Disclosure.  In order to avoid the inadvertent disclosure of any confidential information, you should never discuss with any unauthorized person (whether or not a PRIMARY Employee) any information that PRIMARY considers confidential or which we have not made public. You should also not discuss this information with family members or with friends, as they may unintentionally pass the information on to someone else.

4.4          Contacts with Reporters, Analysts and Other Media.  Because of the importance of the legal requirements regarding disclosure of certain information to our investors, we must ensure the accuracy of any information regarding our business, financial condition or operating results that is released to the public.  As a result, you should not discuss internal PRIMARY matters with anyone outside of PRIMARY, except as clearly required in the performance of your job duties. This prohibition applies particularly to inquiries about PRIMARY made by the news media, securities analysts and investors. All responses to these inquiries must be made only by the following authorized persons: our Chief Executive Officer, Chief Financial Officer or any individuals specifically designated by them.  Only these individuals are authorized to discuss information about PRIMARY with the news media, securities analysts and investors. If you receive inquiries from these sources, you should immediately refer them to one of these authorized spokespersons.

5.                                      Duties of Financial Reporting Personnel; Accounting and Financial Records and Disclosure

5.1                               General.  PRIMARY has a responsibility to maintain complete, accurate and reliable records of our business and must comply with various disclosure requirements imposed by the United States Securities and Exchange Commission and by any exchange on which its securities are listed for trading.  PRIMARY’s executive officers, the heads of PRIMARY’s subsidiaries and operating divisions and members of PRIMARY’s finance department have a special role in the preparation of these reports.  To satisfy these requirements, PRIMARY has implemented procedures to ensure that only proper transactions are entered into by the Company, that such transactions have proper management approval, that such transactions are properly accounted for in the books and records of the Company and that the reports and financial statements of the Company fairly and accurately reflect such transactions.  All PRIMARY Financial Reporting Personnel are to familiarize themselves with these policies, accounting controls, procedures and records and comply with these requirements.  Ultimately, PRIMARY’s Financial Reporting Personnel bear significant responsibility for the accuracy and timeliness of disclosures in reports and documents PRIMARY files with or submits to the Securities and Exchange Commission and in other public communications.

Due to these considerations, PRIMARY’s Financial Reporting Personnel bear a special responsibility for promoting integrity throughout the organization, with responsibilities to stakeholders both inside and outside of PRIMARY. These particular persons have a special role both to adhere to these principles themselves and also to ensure that a culture exists throughout the company as a whole that ensures the fair and timely reporting of

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PRIMARY’s financial results and condition.  Each PRIMARY Financial Reporting Personnel agrees to:

•                                          Provide information that is accurate, complete, objective, relevant, timely and understandable to ensure full, fair, accurate, timely, and understandable disclosure in reports and documents that PRIMARY files with, or submits to, government agencies and in other public communications.

•                                          Comply with rules and regulations of federal, state and local governments, and other appropriate private and public regulatory agencies.

•                                          Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing one’s independent judgment to be subordinated.

•                                          Respect the confidentiality of information acquired in the course of work except when authorized or otherwise legally obligated to disclose.

•                                          Promptly report to the Board or Audit Committee any conduct that the individual believes to be a violation of law or business ethics or of any provision of this Code, including any transaction or relationship that reasonably could be expected to give rise to such a conflict.

5.2                               Disclosures to Investors; Financial Reporting Considerations PRIMARY is required under U.S. federal securities laws to provide the public with periodic disclosure regarding our business and financial condition (such as quarterly and annual reports and materials for our annual stockholders’ meeting). We provide additional disclosures to the public through quarterly earnings releases and other press releases. All PRIMARY Employees who participate in the preparation or dissemination of this information, or who provide information that they know may be used in the preparation of these disclosures, have a legal and ethical duty to ensure that the content of the disclosures is accurate, complete and timely. We have created disclosure controls and procedures which are designed to ensure that all public disclosures are accurate, complete and timely.

To administer these controls and procedures, PRIMARY has established a Disclosure Committee that reports to the Chief Executive Officer and Chief Financial Officer.  The Disclosure Committee is (or certain of its members are), among other things, charged with reviewing PRIMARY’s periodic reports and press releases.  It is the responsibility of the Committee to ensure that it has reviewed and disseminated all material information about the Company that, by law, should be disseminated.  You may be asked to serve on this Committee or to assist the Disclosure Committee in reviewing certain materials in connection with its responsibilities.  If you do so, you must accomplish this faithfully and in accordance with all the Committee’s policies.  You should report to the Disclosure Committee all information that it needs to fulfill its duties.

5.3                               Accounting and Financial Records.  PRIMARY is required under U.S. federal securities laws and generally accepted accounting principles to keep books, records and accounts that accurately reflect all transactions and to provide an adequate system of internal accounting and controls.  We expect you to ensure that those portions of our books, records and accounts for which you have responsibility are valid, complete, accurate and supported by appropriate documentation in verifiable form.

You should not:

•                                                                                          Improperly accelerate or defer expenses or revenues to achieve financial results or goals;

•                                                                                          Maintain any undisclosed or unrecorded funds or “off the book” assets;

•                                                                                          Establish or maintain improper, misleading, incomplete or fraudulent accounting documentation or financial reporting;

•                                                                                          Record revenue for any project that has not fully complied with PRIMARY’s revenue recognition guidelines;

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•                                                                                          Make any payment for purposes other than those described in the documents supporting the payment;

•                                                                                          Submit or approve any expense report where you know or suspect that any portion of the underlying expenses were not incurred or are not accurate; or

•                                                                                          Sign any documents believed to be inaccurate or untruthful.

All PRIMARY Employees who exercise supervisory duties over PRIMARY’s assets or records are expected to establish and implement appropriate internal controls over all areas of their responsibility. This will help ensure the safeguarding of PRIMARY’s assets and the accuracy of our financial records and reports. We have adopted various types of internal controls and procedures as required to meet internal needs and applicable laws and regulations.  You are to adhere to these controls and procedures to assure the complete and accurate recording of all transactions.  Any accounting entries or adjustments that materially depart from generally accepted accounting principles must be approved by our Board or Audit Committee and reported to our independent auditors. You must not interfere with or seek to improperly influence (directly or indirectly) the review or auditing of our financial records by our Board, Audit Committee or independent auditors.

If you become aware of any questionable transaction or accounting practice concerning PRIMARY or our assets, we expect you to report the matter immediately to our Chief Financial Officer or to a member of our Board or Audit Committee. In addition, we expect you to report all material off-balance-sheet transactions, arrangements and obligations, contingent or otherwise, and other PRIMARY relationships with unconsolidated entities or other persons that may have material current or future effects on our financial condition or results of operations to our Chief Financial Officer or to a member of our Board or Audit Committee.

5.5          Confidentiality Considerations; Securities Law Compliance.  All Financial Reporting Personnel will have special access to PRIMARY’s confidential financial information. This may include non-public reports and analyses, pro-forma financial statements and other draft or preliminary financial information.  PRIMARY’s Financial Reporting Personnel should (i) never disclose this information to individuals outside the Company and (ii) caution individuals within the Company to whom you provide such information to carefully maintain its confidentiality and prevent its disclosure.  PRIMARY’s Financial Reporting Personnel must also apply the utmost consideration to transactions involving PRIMARY securities in light of their possession to confidential financial information.  Financial Reporting Personnel are therefore expected to notify our Chief Financial Officer prior to engaging in any transactions involving PRIMARY securities in order to ensure compliance with all securities laws and regulations.  Similarly, PRIMARY imposes periodic blackout periods during which Financial Reporting Personnel may not engage in transactions involving PRIMARY securities.  All Financial Reporting Personnel should notify our Chief Financial Officer before purchasing or selling any PRIMARY securities in order to obtain clearance from the Chief Financial Officer that the proposed transaction complies with all securities laws and regulations and PRIMARY policies.

6.                                      Our Responsibilities to Each Other

6.1                               Dignity and Respect.  One of PRIMARY’s goals is to attract and retain outstanding employees who will consistently contribute to the ongoing success of our organization.  Each PRIMARY employee brings a unique background and set of skills to his or her position.  It is this background and skill set that helped you attain your position at PRIMARY.  PRIMARY values the perspective, initiative and creativity of each of its employees.  As a PRIMARY employee, PRIMARY will treat you with dignity and respect.  Similarly, PRIMARY expects that employees will treat each other with dignity and respect.

6.2                               Discrimination.  Discriminating against any employee or person with whom PRIMARY does business on the basis of factors such as age, race, color, religion, gender, national origin, disability, or other legally protected status is a violation of our Code and is not permitted.

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6.3                               Workplace Harassment and Violence.  Workplace harassment and violence are unacceptable and will not be tolerated.  Conduct that creates an unwelcome or uncomfortable situation or hostile work environment, including but not limited to unwelcome advances or requests for sexual favors, inappropriate comments, jokes, intimidation, bullying, or physical contact may be forms of workplace harassment.  All PRIMARY employees should avoid any conduct that might be interpreted by their fellow employees as harassment or a threat of violence.

6.4                               Safety and Health.  PRIMARY is committed to providing its employees with a safe workplace.  Each of us is responsible for observing all safety and health rules that apply to our jobs.  We are all responsible for taking precautions to protect ourselves from accident, injury or any unsafe condition.  Additionally, employees must promptly report unsafe or unhealthy conditions to their supervisors so that PRIMARY can take immediate steps to correct those conditions.

6.5                               Alcohol/Substance Abuse.  PRIMARY is a drug free workplace.  We are committed to maintaining a work environment free from all forms of alcohol and drug abuse.  The safety of all employees is compromised if even one employee reports to work while impaired from the use of alcohol or drugs.  The use, possession, or distribution of unauthorized drugs or alcohol while on PRIMARY’s premises or on company time is not permitted.  Additionally, an employee who engages in this conduct may be subject to criminal prosecution.  All employees are encouraged to seek treatment for alcohol or drug abuse problems.

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EXHIBIT B                                    2004 EMPLOYEE STOCK OPTION PLAN

PRIMARY BUSINESS SYSTEMS, INC. 2004 STOCK OPTION PLAN

(Adopted by the Board on August 16, 2004)

SECTION 1.                                PURPOSE.

The purpose of the Primary Business Systems, Inc. 2004 Stock Option Plan is to give key employees of Primary Business Systems, Inc. (the “Company”) and such subsidiaries of the Company as the Administrator designates, incentive directly to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging employees to focus on critical long-range objectives,(b) encouraging the attraction and retention of employees with exceptional qualifications and (c) linking employees, directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for awards in the form of options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2.                                ADMINISTRATION.

The Plan shall be administered by the Board of Directors or such committee as the Board shall determine (the “Administrator”) which shall be composed of not less than two directors, each of whom shall be an “outside director” for purposes of Section 162(m)(4) of the Code. The Administrator’s authority shall include the authority to select persons eligible to participate in the Plan, to grant benefits in accordance with the Plan, and to establish the timing, pricing, amount and other terms and conditions of such grants (which need not be uniform with respect to the various participants or with respect to different grants to the same participant). Subject to the provisions of the Plan, the Administrator shall have exclusive authority to interpret and administer the Plan, to establish appropriate rules relating to the Plan, to delegate some or all of its authority under the Plan and to take all such steps and make all such determinations in connection with the Plan and the benefits granted pursuant to the Plan as it may deem necessary or advisable. Any authority granted to the Administrator may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any benefit granted or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an award intended to qualify for exemption from Section 162(m) of the Code for performance based compensation to fail to so qualify. To the extent that any permitted action taken by the Board conflicts with action taken by the Administrator, the Board action shall control.

SECTION 3.                                SHARES RESERVED UNDER THE PLAN.

Subject to section 8 (relating to adjustment for changes in capital stock) the total number

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of shares of common stock of the Company available for grant under the Plan shall not exceed 3,000,000 (“Shares”), which may be authorized but unissued or treasury shares. If any stock option terminates without being exercised, shares subject to such stock option shall again be available for distribution under the Plan. If the option price of any stock option granted under the Plan is satisfied by delivering shares of Common Stock to the Company (by either actual delivery or by attestation), and to the extent any shares of Common Stock subject to stock option are not delivered to a participant because such shares are used to satisfy an applicable tax-withholding obligation, the shares that are so delivered or so used, respectively, shall again be available for distribution under the Plan.

SECTION 4.                                PARTICIPANTS.

(A) Participants will consist of such officers and employees of the Company or any subsidiary as the Administrator in its sole discretion shall determine. Designation of a participant in any year shall not require the Administrator to designate such person to receive a benefit in any other year or to receive the same type or amount of benefit as granted to the participant in any other year or as granted to any other participant in any year. The Administrator shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective benefits. Employees of the Company or subsidiaries of the Company, as determined by the Board or, if so designated, the Committee, shall be eligible to receive options hereunder.  For purposes of the Plan, an “Employee” shall include officers and full and part time employees of the Company or any subsidiary of the Company; provided, however, that options which are designated ISOs shall only be issued to employees eligible to receive such options under the Code.  Furthermore, for purposes of the Plan, a subsidiary shall mean any corporation of which the Company owns or controls, directly or indirectly, fifty percent (50%) or more of the outstanding shares of capital stock normally entitled to vote for the election of directors and any partnership of which the Company or a corporate subsidiary is a general partner.  From time to time the Administrator shall, in its sole discretion, within the applicable limits of the Plan, select from among the eligible individuals those persons to whom options shall be granted under the Plan, the number of Shares subject to each option, whether an option shall be an ISO or a Non-ISO, and the exercise price, terms and conditions of any options to be granted hereunder.

(B)  Notwithstanding anything to the contrary herein, the Board, or if so designated, the Committee, shall only grant an option designated as an ISO to such persons who are eligible to receive an ISO pursuant to Section 422A of the Code.

SECTION 5.                                TYPES OF BENEFITS.

The benefits granted under the Plan shall be stock options and may be of two types: (a)

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incentive stock options (“ISOs”); and (b) nonqualified stock options (“NQSOs”) and (c) a stock appreciation award.

SECTION  6.                             INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS.

(A) ISOs are stock options to purchase shares of Common Stock at not less than 100% of the fair market value of the Shares on the date the option is granted, subject to such terms and conditions set forth in an option agreement as may be established by the Administrator in its sole discretion that conform to the requirements of Section 422 of the Code. The aggregate fair market value (determined as of the time an option is granted) of the stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year (under all option plans of the Company and its subsidiary companies) shall not exceed $100,000.

(B) The purchase price may be paid (a) by certified or cashier’s check or (b), if the Administrator so provides at the time of grant, by the delivery of shares of Common Stock of the Company owned by the participant for at least six months, or (c), if the Administrator so provides at the time of grant, by a combination of any of the foregoing, in the manner provided in the option agreement. In the discretion of the Administrator, payment may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. In the discretion of the Administrator, payment may also be made by instructing the Company or its designee to withhold a number of shares having a fair market value on the date of exercise equal to the aggregate exercise price of the option.

(C) NQSOs are nonqualified stock options to purchase shares of Common Stock at purchase prices established by the Administrator on the date the options are granted, subject to such terms and conditions set forth in an option agreement as may be established by the Administrator in its sole discretion. NQSOs granted after the date of shareholder approval of the Plan shall be exercisable no later than ten years after the date they are granted. The purchase price shall not be less than 100% of the fair market value on the date of grant and may be paid (a) by certified or cashier’s check or (b), in the discretion of the Administrator, by the delivery of shares of Common Stock of the Company owned by the participant for at least six months, or (c), in the discretion of the Administrator, by a combination of any of the foregoing, in the manner provided in the option agreement. In the discretion of the Administrator, payment may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may

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enter into agreements for coordinated procedures with one or more brokerage firms. In the discretion of the Administrator, payment may also be made by instructing the Company or its designee to withhold a number of shares having a fair market value on the date of exercise equal to the aggregate exercise price of the option.

(D) Notwithstanding anything to the contrary in this Plan, no option shall be granted hereunder to any person who, together with his spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of such option and assuming its immediate exercise, would beneficially own, within the meaning of Section 425(d) of the Internal Revenue Code of  1986, as amended (the “Code”), Shares possessing more than ten percent (10%) of the total combined voting power of all of the outstanding stock of the Company (a “Ten Percent Shareholder”), unless such an option granted to the Ten Percent Shareholder (i) has a term not in excess of five years and (ii) the exercise price is not less than the fair market value of the Company’s Common Stock on the date of grant.

SECTION 7.                                STOCK APPRECIATION RIGHTS AND OTHER OPTION PROVISIONS.  The form of option authorized by the Plan may contain such other provisions as the Committee may, from time to time, determine.  Without limiting the foregoing, at the discretion of the Committee, each option agreement may provide for a stock appreciation right under which the optionee may elect to have the Company cancel all or any portion of any option then subject to exercise, in which event the Company’s obligation in respect of such option then subject to exercise, may be discharged either by (i) payment to the optionee of an amount in cash equal to the excess, if any, of the fair market value at the time of cancellation of the shares subject to the option or portion thereof so canceled over the aggregate purchase price of such shares as set forth in the option agreement, (ii) the issuance or transfer to the optionee of shares of Common Stock of the Company with a fair market value at such time equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Committee in its discretion.  Stock appreciation rights may, in the discretion of the Committee, also be granted independent of any grant of options hereunder.  In the event of a cancellation of all or a portion of an option pursuant to this subsection, the number of shares as to which such option was canceled shall not again become available for use under the Plan

SECTION 8.                                ADJUSTMENT PROVISIONS.

(A) If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan and the number of shares covered by each outstanding benefit shall be adjusted so that the aggregate consideration payable to the Company, if any, and the value of each such benefit shall not be changed. Benefits may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation, issuance of stock

4

rights or warrants, or similar occurrence.

(B) Notwithstanding any other provision of this Plan, and without affecting the number of Shares reserved or available hereunder, the Board of Directors may authorize the issuance or assumption of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

SECTION 9.                                CHANGE IN CONTROL AND RIGHTS UPON MERGER OR CONSOLIDATION.

(A) Notwithstanding any other provision of the Plan to the contrary, any grant of options under the Plan may include provisions that in the event of a Change in Control of the Company, as defined below, all outstanding ISOs and NQSOs shall be fully vested and exercisable immediately. “Change in Control” means: (a) the acquisition by any individual, entity or group, or a Person (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of ownership of 25% or more of either (i) the then outstanding shares of Common Stock of the Company (“Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Outstanding Company Voting Securities”); provided, however, such an acquisition of ownership of 25% or more but less than 49% of Outstanding Company Common Stock or Outstanding Company Voting Securities with the prior approval of the Board of Directors of the Company shall not result in a Change in Control within the meaning of this subparagraph (a); (b) Individuals who, as of the date of approval of the Plan by the Board of Directors of the Company, constitute the Board of Directors of the Company (“Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or (c) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 50% of, respectively, the then outstanding shares of common stock of the Company resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such Company entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation, in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or

5

consolidation of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the Company resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such Company, entitled to vote generally in the election of directors (provided, however, such 25% threshold may be increased up to 49% by the Board of Directors of the Company prior to such approval by the stockholders) and (iii) at least a majority of the members of the board of directors of the Company resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or (d) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a Company, with respect to which following such sale or other disposition, (1) more than 50% of, respectively, the then outstanding shares of common stock of such Company and the combined voting power of the then outstanding voting securities of such Company entitled to vote generally in the election for directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no person beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of such Company and the combined voting power of the then outstanding voting securities of such Company entitled to vote generally in the election of directors (provided, however, such 25% threshold may be increased up to 49% by the Board of Directors of the Company prior to such approval by the stockholders) and (3) at least a majority of the members of the board of directors of such Company were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

(B)  If, in the event of a merger or consolidation, the Company is not the surviving corporation, and in the event that the agreements governing such merger or consolidation do not provide for the substitution of new options or other rights in lieu of the options granted hereunder or for the express assumption of such outstanding options by the surviving corporation, or in the event of the dissolution or liquidation of the Company, the holder of any option theretofore granted under this Plan shall have the right not less than five (5) days prior to the record date for the determination of shareholders entitled to participate in such merger, consolidation, dissolution or liquidation, to exercise his option, in whole or in part, without regard to any installment provision that may have been made part of the terms and conditions of such option; provided that any conditions precedent to such exercise set forth in any option agreement granted under this Plan, other than the passage of time, have been satisfied.  In any such event, the Company will mail or cause to be mailed to each holder of an option hereunder a notice specifying the date that is to be fixed as of which all holders of record of the Shares shall

6

be entitled to exchange their Shares for securities, cash or other property issuable or deliverable pursuant to such merger, consolidation, dissolution or liquidation.  Such notice shall be mailed at least ten (10) days prior to the date therein specified.  In the event any then outstanding option is not exercised in its entirety on or prior to the date specified therein, all remaining outstanding options granted hereunder and any and all rights thereunder shall terminate as of said date.

SECTION 10.                          NONTRANSFERABILITY; SECURITIES LAWS REQUIREMENTS.

(A) Each benefit granted under the Plan to an employee shall not be transferable otherwise than by will or the laws of descent and distribution; provided, however, NQSOs granted under the Plan may be transferred, without consideration, to a Permitted Transferee (as defined below). Benefits granted under the Plan shall be exercisable, during the participant’s lifetime, only by the participant or a Permitted Transferee. In the event of the death of a participant, exercise or payment shall be made only: (a) By or to the Permitted Transferee, executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the benefit shall pass by will or the laws of descent and distribution; and (b) To the extent that the deceased participant or the Permitted Transferee, as the case may be, was entitled thereto at the date of his death. For purposes of this Section 10, “Permitted Transferee” shall include (i) one or more members of the participant’s family, (ii) one or more trusts for the benefit of the participant and/or one or more members of the participant’s family, or (iii) one or more partnerships (general or limited), Companies, limited liability companies or other entities in which the aggregate interests of the participant and members of the participant’s family exceed 80% of all interests. For this purpose, the participant’s family shall include only the participant’s spouse, children and grandchildren.

(B)  The Administrator, may require, as a condition to the right to exercise an option, that the Company receive from the option holder, at the time of any such exercise, representations, warranties and agreements to the effect that the underlying shares are being purchased by the holder only for investment and without any present intention to sell or otherwise distribute such shares and that the option holder will not dispose of such ahares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder.  The certificates issued to evidence such shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

SECTION 11.                          TAXES.

The Company shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan after giving the person entitled to receive such payment or delivery notice as far in advance as practicable, and the Company may defer

7

making payment or delivery as to any benefit if any such tax is payable until indemnified to its satisfaction. The person entitled to any such delivery may, by notice to the Company at the time the requirement for such delivery is first established, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable, such reduction to be calculated based on a closing market price on the date of such notice.

SECTION 12.                          TENURE.

A participant’s right, if any, to continue to serve the Company and its subsidiaries as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

SECTION 13.                          DURATION, INTERPRETATION, AMENDMENT AND TERMINATION.

(A) No award or grant hereunder shall be granted more than ten years after the date of adoption of this Plan; provided, however, that the terms and conditions applicable to any benefit granted within such period may thereafter be amended or modified by mutual agreement between the Company and the participant or such other person as may then have an interest therein.  All options grants and awards shall expire on a date which is the earlier of (i) three months following termination of employment or (ii) the unexpired term of the option or award if less than three months.  Also, by mutual agreement between the Company and a participant hereunder, stock options or other benefits may be granted to such participant in substitution and exchange for, and in cancellation of, any benefits previously granted such participant under this Plan. To the extent that any stock options or other benefits which may be granted within the terms of the Plan would qualify under present or future laws for tax treatment that is beneficial to a recipient, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the Administrator, and to the extent that any such stock options or other benefits would so qualify within the terms of the Plan, the Administrator shall have full and complete authority to grant stock options or other benefits that so qualify (including the authority to grant, simultaneously or otherwise, stock options or other benefits which do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such stock option or other benefits under the Plan.

(B) The Board of Directors may amend the Plan from time to time or terminate the Plan at any time, including any amendments which may be required in order to satisfy the requirements of the federal securities and/or tax laws and regulations as amended from time to time. However, no action authorized by this paragraph shall reduce the amount of any existing benefit or change the terms and conditions thereof without the participant’s consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) increase

8

the total number of shares which may be issued under the Plan or increase the number of shares that may be granted any individual participant; (ii) increase the amount or type of benefits that may be granted under the Plan; or (iii) modify the requirements as to eligibility for benefits under the Plan.

SECTION 14.   EFFECTIVE DATE.

This Primary Business Systems, Inc. 2004 Stock Option Plan shall become effective as of the date it is adopted by the Board of Directors of the Company subject only to approval by the holders of a majority of the outstanding voting stock of the Company within twelve months before or after the adoption of the Plan by the Board of Directors.

SECTION 15.   GOVERNING LAW AND APPLICABLE RULES AND REGULATIONS.

This Plan shall be governed by the laws of the State of Nevada.  In addition, all grants or awards hereunder shall be subject to the Internal Revenue Code and the rules and regulations of the Internal Revenue Service in effect from time to time.

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PRIMARY BUSINESS SYSTEMS, INC.

ANNUAL MEETING OF SHAREHOLDERS

September 21, 2004

PROXY

The undersigned hereby appoints Patrick Mathews and/or Amanda Sinclair and each of them, proxies, with full power of substitution to each, to vote all Common Shares of PRIMARY BUSINESS SYTEMS, INC owned by the undersigned at the Annual Meeting of Shareholders of PRIMARY BUSINESS SYSTEMS, INC. to be held on September 21, 2004 at 1:00 pm (eastern standard time) and at any adjournments thereof, hereby revoking any proxy heretofore given.  The undersigned instructs such proxies to vote:

I.	ELECTION OF DIRECTORS

	FOR all nominees listed	WITHHOLD AUTHORITY
	below (except as marked	to vote for all nominees
	to the contrary below) ☐	listed below ☐

(Instruction:  Please check appropriate box above.  To withhold authority for any individual nominee, strike a line through the nominee’s name in the list below)

NOMINEES FOR DIRECTORS

PATRICK MATTHEWS	CONNIE MATTHEWS	AMANDA SINCLAIR

2.	APPROVAL OF 2004 EMPLOYEE STOCK OPTION PLAN

	FOR adoption of 2004	AGAINST adoption of	WITHHOLD AUTHORITY
	Employee Stock Option	2004 Employee Stock Option	to vote for adoption
	Plan G	Plan G	of 2004 Employee Stock
Option Plan G

AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated on or about August 19, 2004 receipt of which is hereby acknowledged.

Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

Unless contrary instructions are given, the shares represented by this proxy will be voted (a) for the Election of the three (3) Directors nominated and (b) to vote upon any other business as may properly come before the meeting or any adjournment thereof.  Please sign exactly as name appears hereon.  Joint Owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

This proxy is solicited on behalf of the Board of Directors.

Please sign and return the proxy in the enclosed envelope.

Dated:	, 2004

Signature

Print Name

(Please date and sign exactly as name appears at left. For joint accounts, each joint owner should sign, executors, administrators, trustees, etc., should also so indicate when signing.)